Exhibit 99.1

PRA Group Reports Third Quarter 2019 Results

NORFOLK, Va., Nov. 7, 2019 /PRNewswire/ -- PRA Group, Inc. (Nasdaq: PRAA), a global leader in acquiring and collecting nonperforming loans, today reported its financial results for the third quarter of 2019. Net income attributable to PRA Group, Inc. was $25.0 million compared to $9.9 million in the third quarter of 2018. Diluted earnings per share were $0.55 compared to $0.22 in the third quarter of 2018. For the nine months ended September 30, 2019, net income attributable to PRA Group, Inc. was $58.8 million, or diluted earnings per share of $1.29, compared to $50.6 million, or diluted earnings per share of $1.11, for the same period in 2018.

Third Quarter Highlights

  Global cash collections of $453.2 million increased 16%, or 18% on a currency adjusted basis, compared to the third quarter of 2018.
  Estimated Remaining Collections (ERC) of $6.4 billion which increased $584.0 million, or 10% compared to the third quarter of 2018.
  Total investment for the quarter of $279.0 million, a 17% increase compared to the third quarter of 2018 driven primarily by an improving investment environment in Europe.
  Income recognized on finance receivables of $247.5 million, an 11% increase compared to the third quarter of 2018.
  Income from operations of $64.7 million, an increase of 47% compared to the third quarter of 2018.
  Cash efficiency ratio of 60.2% during the quarter, compared to 55.7% in the third quarter of 2018.

"PRA continued to benefit from our long-term focus and disciplined approach to the business. We were patient and waited for significant changes in pricing across Europe to occur and are now investing strongly in most geographies. It has been our long-held philosophy that to be successful, we must be both an accurate and disciplined investor as well as an efficient and compliant collector," said Kevin Stevenson, president and chief executive officer. "In the U.S., we are benefiting from the results of our past investments in the legal channel and increasing operating leverage through advancements in collection technologies and processes including the continued build out of digital capabilities. In Europe, we had a similar operational focus that ensured we were prepared to efficiently capitalize on this improving market. As a result, global cash collections, total revenues, and income from operations grew at double digit rates."

Cash Collections and Revenues

  The following table presents cash collections by quarter and by source on an as reported and currency-adjusted basis:
Cash Collection Source	2019			2018
($ in thousands)	Q3	Q2	Q1	Q4	Q3
Americas-Core	$ 279,902	$ 294,243	$ 290,723	$ 233,937	$ 231,253
Americas-Insolvency	45,759	49,770	44,613	48,000	48,518
Europe-Core	118,917	117,635	116,858	113,154	102,780
Europe-Insolvency	8,639	8,626	8,977	7,618	6,731
Total Cash Collections	$ 453,217	$ 470,274	$ 461,171	$ 402,709	$ 389,282

Cash Collection Source
Constant Currency Adjusted	2019				2018
($ in thousands)	Q3				Q3
Americas-Core	$ 279,902				$ 231,010
Americas-Insolvency	45,759				48,506
Europe-Core	118,917				97,426
Europe-Insolvency	8,639				6,390
Total Cash Collections	$ 453,217				$ 383,333

  Cash collections in the quarter increased $63.9 million compared to the third quarter of 2018.  The increase was primarily due to a 35% increase in U.S. legal collections, a 16% increase in Europe Core collections and a 9% increase in U.S. call center and other cash collections.  Investments in the legal collections channel and operational efficiencies continue to generate positive results driving cash collections in the U.S. higher.  Increased portfolio investment over the trailing twelve months, as the result of an improving investment environment, contributed to the increase in cash collections in Europe. For the nine months ended September 30, 2019, cash collections increased $162.2 million compared to the same period last year.
  For the quarter, cash collections on fully amortized pools were $11.3 million and cash collections on nonaccrual pools were $2.8 million.
  Income recognized on finance receivables increased $24.2 million compared to the third quarter of 2018 primarily due to yield raises and increased portfolio investment.  For the nine months ended September 30, 2019, income recognized on finance receivables increased $74.7 million compared to the same period last year.

Expenses

  Operating expenses in the quarter increased $7.7 million compared to the third quarter of 2018 largely due to an increase in legal collection fees and agency fees, partially offset by a decrease in compensation and employee benefits in the U.S.  The increase in legal collection fees is directly related to the significant increase in external legal cash collections.  Agency fees increased primarily due to an increase in cash collections in areas where the Company utilizes third party collection firms.
  For the nine months ended September 30, 2019, operating expenses increased $53.2 million compared to the same period last year.
  Interest expense increased $5.2 million compared to the third quarter of 2018 mainly due to higher levels of average borrowings primarily from increased portfolio investment.
  The effective tax rate for the nine months ended September 30, 2019 was 19.0%.

Portfolio Acquisitions

  The Company invested $279.0 million in finance receivables in the third quarter.
  At the end of the third quarter, the Company had in place forward flow commitments of $725.1 million.
Portfolio Purchase Source	2019			2018
($ in thousands)	Q3	Q2	Q1	Q4	Q3
Americas-Core	$ 168,185	$ 121,996	$ 169,189	$ 172,511	$ 170,426
Americas-Insolvency	26,311	26,092	48,243	52,871	17,151
Europe-Core	64,728	136,344	94,283	231,810	45,754
Europe-Insolvency	19,772	4,715	7,134	33,661	4,159
Total Portfolio Purchasing	$ 278,996	$ 289,147	$ 318,849	$ 490,853	$ 237,490

Conference Call Information
PRA Group, Inc. will hold a conference call today at 5:00 p.m. ET to discuss results with institutional investors and stock analysts. To listen to a webcast of the call and view the accompanying slides, visit https://ir.pragroup.com/events-and-presentations. To listen by phone, call 844-835-9982 in the U.S. or 412-317-5267 outside the U.S. and ask for the PRA Group conference call. To listen to a replay of the call until November 14, 2019, call 877-344-7529 in the U.S. or 412-317-0088 outside the U.S. and use access code 10131995.

About PRA Group, Inc.
As a global leader in acquiring and collecting nonperforming loans, PRA Group, Inc. returns capital to banks and other creditors to help expand financial services for consumers in the Americas and Europe. With thousands of employees worldwide, PRA Group, Inc. companies collaborate with customers to help them resolve their debt. For more information, please visit www.pragroup.com.

About Forward-Looking Statements
Statements made herein which are not historical in nature, including PRA Group, Inc.'s or its management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

The forward-looking statements in this press release are based upon management's current beliefs, estimates, assumptions and expectations of PRA Group, Inc.'s future operations and financial and economic performance, taking into account currently available information. These statements are not statements of historical fact or guarantees of future performance, and there can be no assurance that anticipated events will transpire or that our expectations will prove to be correct. Forward-looking statements involve risks and uncertainties, some of which are not currently known to PRA Group, Inc. Actual events or results may differ materially from those expressed or implied in any such forward-looking statements as a result of various factors, including risk factors and other risks that are described from time to time in PRA Group, Inc.'s filings with the Securities and Exchange Commission including but not limited to PRA Group, Inc.'s annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, which are available through PRA Group, Inc.'s website and contain a detailed discussion of PRA Group, Inc.'s business, including risks and uncertainties that may affect future results.

Due to such uncertainties and risks, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of today. Information in this press release may be superseded by recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. Except as required by law, PRA Group, Inc. assumes no obligation to publicly update or revise its forward-looking statements contained herein to reflect any change in PRA Group, Inc.'s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

PRA Group, Inc.
Unaudited Consolidated Income Statements
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018

Revenues:
Income recognized on finance receivables	$ 247,471	$ 223,228	$ 735,526	$ 660,870
Fee income	2,391	2,561	11,472	10,230
Other revenue	152	99	950	414
Total revenues	250,014	225,888	747,948	671,514

Net allowance charges	(4,136)	(8,285)	(11,427)	(12,044)

Operating expenses:
Compensation and employee services	75,317	78,350	234,770	240,277
Legal collection fees	14,083	10,428	41,439	31,440
Legal collection costs	31,395	30,769	99,745	71,707
Agency fees	12,788	8,350	39,833	24,766
Outside fees and services	16,733	15,701	48,274	44,424
Communication	10,310	10,240	34,335	32,579
Rent and occupancy	4,414	4,270	13,268	12,587
Depreciation and amortization	4,046	4,776	13,341	14,230
Other operating expenses	12,102	10,602	34,613	34,414
Total operating expenses	181,188	173,486	559,618	506,424
Income from operations	64,690	44,117	176,903	153,046

Other income and (expense):
Interest expense, net	(35,864)	(30,624)	(105,872)	(87,529)
Foreign exchange	5,406	626	11,359	3,609
Other	(19)	222	(123)	65
Income before income taxes	34,213	14,341	82,267	69,191

Income tax expense	6,665	1,789	15,607	11,783
Net income	27,548	12,552	66,660	57,408
Adjustment for net income attributable to noncontrolling interests	2,577	2,625	7,843	6,787
Net income attributable to PRA Group, Inc.	$ 24,971	$ 9,927	$ 58,817	$ 50,621

Net income per common share attributable to PRA Group, Inc.:
Basic	$ 0.55	$ 0.22	$ 1.30	$ 1.12
Diluted	$ 0.55	$ 0.22	$ 1.29	$ 1.11

Weighted average number of shares outstanding:
Basic	45,410	45,302	45,378	45,272
Diluted	45,645	45,440	45,520	45,420

PRA Group, Inc.
Consolidated Balance Sheets
(in thousands, except per share amounts)
(Amounts in thousands)
	(unaudited)
	September 30,	December 31,
ASSETS	2019	2018

Cash and cash equivalents	$ 90,000	$ 98,695
Investments	55,204	45,173
Finance receivables, net	3,238,813	3,084,777
Other receivables, net	15,808	46,157
Income taxes receivable	23,479	16,809
Deferred tax asset, net	60,697	61,453
Property and equipment, net	56,847	54,136
Right-of-use assets	70,723	-
Goodwill	465,572	464,116
Intangible assets, net	4,757	5,522
Other assets	36,380	32,721

Total assets	$ 4,118,280	$ 3,909,559

LIABILITIES AND EQUITY

Liabilities:
Accounts payable	$ 3,469	$ 6,110
Accrued expenses	84,753	79,396
Income taxes payable	624	15,080
Net deferred tax liability	95,441	114,979
Interest-bearing deposits	112,024	82,666
Borrowings	2,567,086	2,473,656
Lease liabilities	74,428	-
Other liabilities	29,607	7,370

Total liabilities	2,967,432	2,779,257

Redeemable noncontrolling interest	4,535	6,333

Equity:
Preferred stock, par value $0.01, authorized shares, 2,000,
issued and outstanding shares, 0	-	-
Common stock, par value $0.01, 100,000 shares authorized, 45,411 shares issued and outstanding at September 30, 2019; 100,000 shares authorized,
45,304 shares issued and outstanding at December 31, 2018	454	453
Additional paid-in capital	64,631	60,303
Retained earnings	1,335,290	1,276,473
Accumulated other comprehensive loss	(305,956)	(242,109)
Total stockholders' equity - PRA Group, Inc.	1,094,419	1,095,120
Noncontrolling interests	51,894	28,849
Total equity	1,146,313	1,123,969
Total liabilities and equity	$ 4,118,280	$ 3,909,559

Select Expenses (Income)
(in thousands)	Three Months Ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Acquisition/divestiture-related expenses	-	227	223	-	-	4	10	-
Legal costs not associated with normal operations	-	-	-	647	95	231	92	160
Noncash interest expense - amortization of debt discount	3,128	3,071	3,042	2,986	2,958	2,904	2,877	2,823
Noncash interest expense - amortization of debt issuance costs	2,649	2,655	2,636	2,723	2,524	2,532	2,553	2,501
Change in fair value on derivatives	1,126	1,645	349	673	(504)	972	(3,673)	420
Amortization of intangibles	400	418	347	907	994	1,133	1,222	1,016
Share-based compensation expense	2,974	2,620	2,314	1,600	2,361	2,146	2,415	2,415

Purchase Price Multiples
as of September 30, 2019
Amounts in thousands

Purchase Period	Purchase Price (1)(2)	Net Finance Receivables Balance(3)	ERC-Historical Period Exchange Rates (4)	Total Estimated Collections (5)	ERC-Current Period Exchange Rates (6)	Current Estimated Purchase Price Multiple	Original Estimated Purchase Price Multiple (7)
Americas-Core
1996-2008	$ 804,877	$ 8,490	$ 27,419	$ 2,425,165	$ 27,419	301%	236%
2009	125,151	639	18,247	460,461	18,247	368%	252%
2010	148,195	3,515	30,027	535,033	30,027	361%	247%
2011	209,603	7,961	50,087	737,214	50,087	352%	245%
2012	254,086	16,535	65,329	681,452	65,329	268%	226%
2013	390,869	38,399	109,324	938,672	109,324	240%	211%
2014	405,248	61,924	163,385	929,440	160,369	229%	204%
2015	443,848	102,848	243,713	966,657	243,407	218%	205%
2016	453,301	149,129	379,442	1,078,277	373,127	238%	201%
2017	533,807	265,095	567,649	1,161,384	564,334	218%	193%
2018	656,703	499,814	932,625	1,334,933	926,144	203%	202%
2019	459,598	435,407	860,881	937,092	860,064	204%	204%
Subtotal	4,885,286	1,589,756	3,448,128	12,185,780	3,427,878
Americas-Insolvency
2004-2008	241,465	-	448	365,605	448	151%	155%
2009	155,988	-	840	470,598	840	302%	214%
2010	208,942	-	1,454	547,009	1,454	262%	184%
2011	180,433	-	88	369,083	88	205%	155%
2012	251,396	-	17	391,089	17	156%	136%
2013	227,835	-	2,551	354,851	2,551	156%	133%
2014	148,691	1,406	5,964	218,549	5,940	147%	124%
2015	63,181	7,258	12,780	86,964	12,780	138%	125%
2016	92,279	19,671	27,305	117,446	27,285	127%	123%
2017	275,264	107,680	143,688	353,244	143,688	128%	125%
2018	97,931	79,038	99,611	126,652	99,611	129%	127%
2019	100,386	94,840	119,928	128,445	119,928	128%	128%
Subtotal	2,043,791	309,893	414,674	3,529,535	414,630
Total Americas	6,929,077	1,899,649	3,862,802	15,715,315	3,842,508
Europe-Core
2012	20,412	-	327	39,513	248	194%	187%
2013	20,335	-	195	24,498	145	120%	119%
2014	796,811	192,008	854,639	2,259,859	701,472	284%	208%
2015	419,914	159,131	360,300	745,775	310,369	178%	160%
2016	348,302	189,438	359,369	589,991	342,151	169%	167%
2017	246,788	155,676	242,515	349,804	225,806	142%	144%
2018 (8)	345,303	264,945	426,316	520,260	405,173	151%	148%
2019	291,383	266,870	437,734	462,958	423,899	159%	159%
Subtotal	2,489,248	1,228,068	2,681,395	4,992,658	2,409,263
Europe-Insolvency
2014	10,876	372	1,194	17,943	1,024	165%	129%
2015	19,236	3,213	6,809	29,121	5,607	151%	139%
2016	41,873	13,111	20,782	60,799	19,700	145%	130%
2017	38,424	25,256	32,504	48,592	30,255	126%	128%
2018	45,590	38,687	49,601	56,421	47,047	124%	123%
2019	31,569	30,457	40,980	41,961	40,300	133%	133%
Subtotal	187,568	111,096	151,870	254,837	143,933
Total Europe	2,676,816	1,339,164	2,833,265	5,247,495	2,553,196
Total PRA Group	$ 9,605,893	$ 3,238,813	$ 6,696,067	$ 20,962,810	$ 6,395,704

(1) The amount reflected in the Purchase Price also includes the acquisition date finance receivables portfolios that were acquired through our various business acquisitions.

(2) For our non-U.S. amounts, Purchase Price is presented at the exchange rate at the end of the quarter in which the pool was purchased. In addition, any purchase price adjustments that occur throughout the life of the pool are presented at the period-end exchange rate for the respective quarter of purchase.

(3) For our non-U.S. amounts, Net Finance Receivables are presented at the September 30, 2019 exchange rate.
(4) For our non-U.S. amounts, Estimated Remaining Collections ("ERC")-Historical Period Exchange Rates is presented at the period-end exchange rate for the respective quarter of purchase.
(5) For our non-U.S. amounts, Total Estimated Collections is presented at the period-end exchange rate for the respective quarter of purchase.
(6) For our non-U.S. amounts, ERC-Current Period Exchange Rates is presented at the September 30, 2019 exchange rate.
(7) The Original Estimated Purchase Price Multiple represents the purchase price multiple at the end of the year of acquisition.
(8) Includes a $34.9 million finance receivables portfolio addition in the third quarter of 2018 relating to the consolidation of a
Polish investment fund.

Portfolio Financial Information
Year-to-date as of September 30, 2019
Amounts in thousands

Purchase Period	Purchase Price (1)(2)	Cash Collections (3)	Gross Revenue(3)	Amortization (3)	Net Allowance Charges/ (Reversals)(3)	Net Revenue (3)(4)	Net Finance Receivables as of September 30, 2019 (5)
Americas-Core
1996-2008	$ 804,877	$ 9,920	$ 6,713	$ 3,207	$ (2,595)	$ 9,308	$ 8,490
2009	125,151	5,414	5,076	338	(325)	5,401	639
2010	148,195	7,193	6,193	1,000	125	6,068	3,515
2011	209,603	13,158	11,388	1,770	700	10,688	7,961
2012	254,086	14,348	10,740	3,608	(555)	11,295	16,535
2013	390,869	29,742	20,902	8,840	3,155	17,747	38,399
2014	405,248	45,039	29,808	15,231	3,838	25,970	61,924
2015	443,848	67,765	41,259	26,506	4,445	36,814	102,848
2016	453,301	113,199	68,750	44,449	1,625	67,125	149,129
2017	533,807	204,557	99,359	105,198	309	99,050	265,095
2018	656,703	278,330	151,021	127,309	-	151,021	499,814
2019	459,598	76,203	52,441	23,762	-	52,441	435,407
Subtotal	4,885,286	864,868	503,650	361,218	10,722	492,928	1,589,756
Americas-Insolvency
2004-2008	241,465	161	$ 161	-	-	161	-
2009	155,988	364	364	-	-	364	-
2010	208,942	526	526	-	-	526	-
2011	180,433	609	609	-	-	609	-
2012	251,396	1,518	1,518	-	-	1,518	-
2013	227,835	2,382	2,382	-	-	2,382	-
2014	148,691	13,929	8,151	5,778	195	7,956	1,406
2015	63,181	12,985	4,013	8,972	-	4,013	7,258
2016	92,279	15,660	3,790	11,870	(935)	4,725	19,671
2017	275,264	63,150	15,250	47,900	-	15,250	107,680
2018	97,931	20,342	5,641	14,701	-	5,641	79,038
2019	100,386	8,516	2,972	5,544	-	2,972	94,840
Subtotal	2,043,791	140,142	45,377	94,765	(740)	46,117	309,893
Total Americas	6,929,077	1,005,010	549,027	455,983	9,982	539,045	1,899,649
Europe-Core
2012	20,412	1,068	1,068	-	-	1,068	-
2013	20,335	699	615	84	-	615	-
2014	796,811	130,935	91,212	39,723	(1,370)	92,582	192,008
2015	419,914	50,217	24,535	25,682	(2,448)	26,983	159,131
2016	348,302	43,859	21,328	22,531	3,116	18,212	189,438
2017	246,788	33,446	10,838	22,608	2,066	8,772	155,676
2018 (6)	345,303	68,399	19,988	48,411	215	19,773	264,945
2019	291,383	24,787	8,002	16,785	-	8,002	266,870
Subtotal	2,489,248	353,410	177,586	175,824	1,579	176,007	1,228,068
Europe-Insolvency
2014	10,876	1,243	651	592	-	651	372
2015	19,236	3,026	1,355	1,671	(72)	1,427	3,213
2016	41,873	8,233	3,103	5,130	(62)	3,165	13,111
2017	38,424	6,739	1,688	5,051	-	1,688	25,256
2018	45,590	6,046	1,730	4,316	-	1,730	38,687
2019	31,569	955	386	569	-	386	30,457
Subtotal	187,568	26,242	8,913	17,329	(134)	9,047	111,096
Total Europe	2,676,816	379,652	186,499	193,153	1,445	185,054	1,339,164
Total PRA Group	$ 9,605,893	$ 1,384,662	$ 735,526	$ 649,136	$ 11,427	$ 724,099	$ 3,238,813

(1) The amount reflected in the Purchase Price also includes the acquisition date finance receivables portfolios that were acquired through our various business acquisitions.

(2) For our non-U.S. amounts, Purchase Price is presented at the exchange rate at the end of the quarter in which the pool was purchased. In addition, any purchase price adjustments that occur throughout the life of the pool are presented at the period-end exchange rate for the respective quarter of purchase.

(3) For our non-U.S. amounts, amounts are presented using the average exchange rates during the current reporting period.
(4) Net Revenue refers to income recognized on finance receivables, net of allowance charges/(reversals).
(5) For our non-U.S. amounts, Net Finance Receivables are presented at the September 30, 2019 exchange rate.
(6) Includes a $34.9 million finance receivables portfolio addition in the third quarter of 2018 relating to the consolidation of a
Polish investment fund.

Cash Collections by Year, By Year of Purchase(1)
as of September 30, 2019
Amounts in thousands

Purchase Period	Purchase Price (2)(3)	Cash Collections
		1996-2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	Total
Americas-Core
1996-2008	$ 804,877	$ 1,366,034	$ 240,929	$ 200,052	$ 169,205	$ 132,255	$ 95,262	$ 66,274	$ 46,277	$ 29,734	$ 19,458	$ 15,092	$ 9,920	$ 2,390,492
2009	125,151	—	40,703	95,627	84,339	69,385	51,121	35,555	24,896	16,000	10,994	8,180	5,414	442,214
2010	148,195	—	—	47,076	113,554	109,873	82,014	55,946	38,110	24,515	15,587	11,140	7,193	505,008
2011	209,603	—	—	—	61,971	174,461	152,908	108,513	73,793	48,711	31,991	21,622	13,158	687,128
2012	254,086	—	—	—	—	56,901	173,589	146,198	97,267	59,981	40,042	27,797	14,348	616,123
2013	390,869	—	—	—	—	—	101,614	247,849	194,026	120,789	78,880	56,449	29,742	829,349
2014	405,248	—	—	—	—	—	—	92,660	253,448	170,311	114,219	82,244	45,039	757,921
2015	443,848	—	—	—	—	—	—	—	116,951	228,432	185,898	126,605	67,765	725,651
2016	453,301	—	—	—	—	—	—	—	—	138,723	256,531	194,605	113,199	703,058
2017	533,807	—	—	—	—	—	—	—	—	—	107,327	278,733	204,557	590,617
2018	656,703	—	—	—	—	—	—	—	—	—	—	122,712	278,330	401,042
2019	459,598	—	—	—	—	—	—	—	—	—	—	—	76,203	76,203
Subtotal	4,885,286	1,366,034	281,632	342,755	429,069	542,875	656,508	752,995	844,768	837,196	860,927	945,179	864,868	8,724,806
Americas-Insolvency
2004-2008	241,465	117,972	69,736	65,321	53,924	37,530	13,534	3,035	1,836	1,098	653	356	161	365,156
2009	155,988	—	16,635	81,780	102,780	107,888	95,725	53,945	5,781	2,531	1,581	747	364	469,757
2010	208,942	—	—	39,486	104,499	125,020	121,717	101,873	43,649	5,008	2,425	1,352	526	545,555
2011	180,433	—	—	—	15,218	66,379	82,752	85,816	76,915	35,996	3,726	1,584	609	368,995
2012	251,396	—	—	—	—	17,388	103,610	94,141	80,079	60,715	29,337	4,284	1,518	391,072
2013	227,835	—	—	—	—	—	52,528	82,596	81,679	63,386	47,781	21,948	2,382	352,300
2014	148,691	—	—	—	—	—	—	37,045	50,880	44,313	37,350	28,759	13,929	212,276
2015	63,181	—	—	—	—	—	—	—	3,395	17,892	20,143	19,769	12,985	74,184
2016	92,279	—	—	—	—	—	—	—	—	18,869	30,426	25,047	15,660	90,002
2017	275,264	—	—	—	—	—	—	—	—	—	49,093	97,315	63,150	209,558
2018	97,931	—	—	—	—	—	—	—	—	—	—	6,700	20,342	27,042
2019	100,386	—	—	—	—	—	—	—	—	—	—	—	8,516	8,516
Subtotal	2,043,791	117,972	86,371	186,587	276,421	354,205	469,866	458,451	344,214	249,808	222,515	207,861	140,142	3,114,413
Total Americas	6,929,077	1,484,006	368,003	529,342	705,490	897,080	1,126,374	1,211,446	1,188,982	1,087,004	1,083,442	1,153,040	1,005,010	11,839,219
Europe-Core
2012	20,412	—	—	—	—	11,604	8,995	5,641	3,175	2,198	2,038	1,996	1,068	36,715
2013	20,335	—	—	—	—	—	7,068	8,540	2,347	1,326	1,239	1,331	699	22,550
2014	796,811	—	—	—	—	—	—	153,180	291,980	246,365	220,765	206,255	130,935	1,249,480
2015	419,914	—	—	—	—	—	—	—	45,760	100,263	86,156	80,858	50,217	363,254
2016	348,302	—	—	—	—	—	—	—	—	40,368	78,915	72,603	43,859	235,745
2017	246,788	—	—	—	—	—	—	—	—	—	17,894	56,033	33,446	107,373
2018 (4)	345,303	—	—	—	—	—	—	—	—	—	—	24,326	68,399	92,725
2019	291,383	—	—	—	—	—	—	—	—	—	—	—	24,787	24,787
Subtotal	2,489,248	-	-	-	-	11,604	16,063	167,361	343,262	390,520	407,007	443,402	353,410	2,132,629
Europe-Insolvency
2014	10,876	—	—	—	—	—	—	5	4,297	3,921	3,207	2,620	1,243	15,293
2015	19,236	—	—	—	—	—	—	—	2,954	4,366	5,013	4,783	3,026	20,142
2016	41,873	—	—	—	—	—	—	—	—	6,175	12,703	12,856	8,233	39,967
2017	38,424	—	—	—	—	—	—	—	—	—	1,233	7,862	6,739	15,834
2018	45,590	—	—	—	—	—	—	—	—	—	—	642	6,046	6,688
2019	31,569	—	—	—	—	—	—	—	—	—	—	—	955	955
Subtotal	187,568	-	-	-	-	-	-	5	7,251	14,462	22,156	28,763	26,242	98,879
Total Europe	2,676,816	-	-	-	-	11,604	16,063	167,366	350,513	404,982	429,163	472,165	379,652	2,231,508
Total PRA Group	$ 9,605,893	$ 1,484,006	$ 368,003	$ 529,342	$ 705,490	$ 908,684	$ 1,142,437	$ 1,378,812	$ 1,539,495	$ 1,491,986	$ 1,512,605	$ 1,625,205	$ 1,384,662	$ 14,070,727

(1) For our non-U.S. amounts, Cash Collections are presented using the average exchange rates during the cash collection period.
(2) The amount reflected in the Purchase Price also includes the acquisition date finance receivables portfolios that were acquired through our various business acquisitions.

(3) For our non-U.S. amounts, Purchase Price is presented at the exchange rate at the end of the quarter in which the portfolio was purchased. In addition, any purchase price adjustments that occur throughout the life of the pool are presented at the period end exchange rate for the respective quarter of purchase.

(4) Includes a $34.9 million finance receivables portfolio addition in the third quarter of 2018 relating to the consolidation of a Polish investment fund.

Investor Contact:
Darby Schoenfeld, CPA
Vice President, Investor Relations
(757) 431-7913
Darby.Schoenfeld@PRAGroup.com

News Media Contact:
Elizabeth Kersey
Vice President, Communications and Public Policy
(757) 431-3398
Elizabeth.Kersey@PRAGroup.com